Allstate Life Insurance Company
(now known as Everlake Life Insurance Company)
Allstate Financial Advisors Separate Account I
(now known as Everlake Financial Advisors Separate Account I)

Supplement dated March 2, 2022
To
Prospectus dated April 29, 2019, as supplemented

ALLSTATE RETIREMENT ACCESS VARIABLE ANNUITY B SERIES (“B SERIES”)
ALLSTATE RETIREMENT ACCESS VARIABLE ANNUITY L SERIES (“L SERIES”)
ALLSTATE RETIREMENT ACCESS VARIABLE ANNUITY X SERIES (“X SERIES”)

This Supplement should be read in conjunction with the current Prospectus for your Annuity and should be retained for future reference. This Supplement is intended to update certain information in the Prospectus for the variable annuity you own and is not intended to be a prospectus or offer for any other variable annuity that you do not own. Defined terms used herein and not otherwise defined herein shall have the meanings given to them in the Prospectuses and Statements of Additional Information.
This Supplement contains information about changes to certain Portfolios available through your Annuity. Please check your Annuity Prospectus to determine which of the following changes affect the Annuity that you own. If you would like another copy of the current Annuity Prospectus, please call us at 1-888-PRU-2888.
AST Advanced Strategies Portfolio – Subadviser Addition and Removal:
Effective on April 25, 2022, Massachusetts Financial Services Company will be added as an additional subadviser to the Portfolio and Brown Advisory, LLC and Loomis, Sayles & Company, L.P. will be removed as subadvisers to the Portfolio.
AST Quantitative Modeling Portfolio – Subadviser Additions:
Effective on April 25, 2022, PGIM Fixed Income, a business unit of PGIM, Inc., PGIM Limited and Jennison Associates LLC will be added as additional subadvisers to the Portfolio.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.
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